Exhibit 99.1 Excerpts from Preliminary Offering Memorandum of StoneX Group Inc., dated February 15, 2024 CERTAIN NON-U.S. GAAP FINANCIAL MEASURES In this offering memorandum, we present certain non-GAAP financial measures of the Company, such as EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted Return on Equity, which are not required by, or presented in accordance with, U.S. GAAP. For additional information, please see the financial information and statements and the notes thereto included in our Annual Report on Form 10-K for the year ended September 30, 2023, and in our Quarterly Report on Form 10-Q for the period ended December 31, 2023, which are incorporated by reference into this offering memorandum. The Company’s EBITDA represents net income plus consolidated interest expense, income taxes and depreciation and amortization. The Company’s Adjusted EBITDA represents EBITDA plus amortization of share-based compensation and less interest expenses attributable to trading activities, including the credit facilities of our subsidiaries, gain on acquisitions, acquisition-related expenses, recovery of bad debt on physical coal and gain on FX anti-trust class action settlements. The Company’s Adjusted Net Income represents net income, adjusted to exclude the effects of gain on acquisitions, acquisition-related transaction costs, net of tax and the recovery of bad debt on physical coal, net of tax. The term Adjusted Return on Equity represents the average stockholder’s equity during a period over adjusted net income. We have included each of EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted Return on Equity in this offering memorandum because we believe they are important supplemental measures for evaluating our business performance and provides investors with greater transparency by facilitating comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies and amortization methods, thereby providing a more complete understanding of our financial performance, competitive position and prospects for the future. We also believe that these measures are frequently used by securities analysts, investors and other interested persons in the evaluation of companies in our industry. Further, covenants contained in the indenture that will govern the Notes (the “Indenture”) will be, and the covenants contained in the Revolving Credit Agreement are, determined by reference to a financial measure that is substantially similar to the Company’s Adjusted EBITDA. In particular, we will be permitted by the Indenture that will govern the Notes to make certain adjustments when calculating Adjusted EBITDA that will depend on factors that are beyond our control and are uncertain, such as expected cost savings from actions anticipated to be taken in the future. We may not be successful in achieving cost savings or such other results in connection with any items we may reflect in these adjustments in the future, but we will nevertheless be permitted to calculate Adjusted EBITDA as if such cost savings or other adjustments have been or will be achieved, which would increase the size of various baskets available to us under the negative covenants in the Indenture and permit us to take actions that might otherwise be prohibited. See “Risk Factors” beginning on page 23, of this Offering Memorandum. In addition, the Company’s Adjusted EBITDA includes an adjustment to consolidated interest expense to remove interest expense attributable to trading activities, including the credit facilities of our subsidiaries, and exclude certain costs and other items we do not consider indicative of our ongoing operating performance. Because Adjusted EBITDA is not affected by fluctuations in such costs and other items, we believe that Adjusted EBITDA is helpful in comparing operating performance from period to period. However, EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted Return on Equity have limitations as analytical tools because, among other things, they: • do not reflect our cash expenditures, or future requirements, for capital expenditures; • do not reflect the significant interest expense, or the cash requirements necessary to service our indebtedness, including the Notes; • do not reflect cash requirements for certain tax payments that may represent a reduction in cash available to us; and • do not reflect changes in, or cash requirements for, our working capital needs. In addition, although depreciation and amortization are non-cash charges, the assets being depreciated or amortized will often have to be replaced in the future, and EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted Return on Equity, do not reflect any cash requirements for these replacements. Moreover, other companies in our industry may calculate or use the terms EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted Return on Equity or other similar terms differently than we do, limiting their usefulness as comparative measures. Non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, may be different from similar non-GAAP financial measures used by other companies and/or analysts. EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Return on Equity and the other non-GAAP financial measures included in, or incorporated by reference into, this offering memorandum are supplemental measures of performance that are not recognized or required by U.S. GAAP, and none of these should be considered as alternatives to, or in isolation from, operating revenues, net operating revenues or net income calculated under U.S. GAAP or as alternatives to, or in isolation from, any other measures of performance or liquidity determined in accordance with U.S. GAAP.

Track Record of Success: Over the past 21 years, since the current management team joined StoneX, we have compounded operating revenue at 32% per annum and stockholders’ equity at 28% per annum.(1) Over this period, our market value has increased from below $10 million to over $2.0 billion and our share price(2) has increased from $0.43 to $64.61— a gain of approximately 150 times for a 27% compound return. In fiscal 2023, operating revenues reached a record $2.9 billion (up 38% over fiscal year 2022) while net income increased to $239 million, up 15%. Stockholders’ equity rose to $1.4 billion, more than doubling since 2019. Our strategy has enabled us to create our own capital runway for growth, which has reduced our reliance on the capital markets. (1) As of FY 2023 ending September 30, 2023. (2) Subsequent to September 30, 2023, we announced a 3-for-2 split of our common stock, effected as a stock dividend. Share prices and earnings per share amounts reflect pre-split amounts. (3) See “Selected Summary Historical Consolidated Financial Information” for reconciliations of certain non- GAAP financial measures, including Adj. Net Income (non-GAAP) and Adj. Return on Equity.

Recent Developments Recent Performance: Q1’24 operating revenues were up 20% year over year with topline growth generally driven by increased client volumes and a strong rebound in the Retail segment. Interest income earned on client balances also increased 14% due to higher realized rates. Interest expense was up due to increased financing cost related to fixed income dealer and securities lending activities, but interest expense on corporate funding was down due to reduced corporate borrowings. We achieved a Return on Equity of 19.3% for the quarter and 17.4% for the last twelve months, while equity has increased 56% over the last two years. Common Stock Split: On November 7, 2023, the Company’s Board of Directors approved a three-for-two split of its common stock, to be effected as a stock dividend. The stock split was effective on November 24, 2023, and entitled each shareholder of record as of November 17, 2023 to receive one additional share of common stock for every two shares owned and cash in lieu of fractional shares. The stock split increased the number of shares of common stock outstanding. All share and per share amounts contained herein have been retroactively adjusted for the stock split. The shares of common stock retain a par value of $0.01 per share. Accordingly, an amount equal to the par value of the increased shares resulting from the stock split was reclassified from Additional paid-in-capital to Common stock. The following is a reconciliation of the numerator and denominator of the diluted earnings per share computations for the periods presented below.

NON-GAAP Financial Information: The following table reconciles net income to EBITDA and Adjusted EBITDA: